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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
              ----------------------------------------------------
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1933

                               December 4th, 2006
                Date of Report (Date of earliest event reported)
              ----------------------------------------------------

                           SMALL CAP STRATEGIES, INC.
               (Exact name of Company as specified in its charter)


                            (Commission File Number)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                                   20-5655532
                      (IRS Employer Identification Number)

          520 South 4th Avenue, Suite 400
               Louisville, Kentucky                          40202-2577
     (Address of principal executive offices)                (ZIP Code)

                                Bryce Knight, CEO
                           Small Cap Strategies, Inc.
                         520 South 4th Avenue, Suite 400
                         Louisville, Kentucky 40202-2577
                     (Name and address of agent for service)

                                 (502) 515-1515
          (Telephone number, including area code of agent for service)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

          -------------------------------------------------------------
                                    Copy to:
                                  James Reskin
                               Reskin & Associates
                         520 South 4th Avenue, Suite 400
                            Louisville, KY 40202-2577

Item 3.03 Material Modification to Rights of Security Holders. On December 11, 2006, the Board of Directors of Small Cap Strategies, Inc., a Nevada corporation, (the "Company"), effected a one-for-twenty (1:20) reverse split of its common stock, par value $0.001 per share, with no stockholder to receive a fractional share as a result of the calculated number of new shares, all such fractional shares being rounded up to the next whole number. The Board was previously granted authority to effectuate this reverse split by approval of a majority of the Company's stockholders and by the Company's Board of Directors.

The reverse split will not change the par value of the Company's common stock.

Pursuant to notice given to the NASD, as a result of the reverse split, the Company was assigned a new trading symbol on the OTC bulletin board effective with the commencement of trading on December 21, 2006. The new symbol is SCPS.OB.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers. On December 4th, 2006, at a Meeting of the Board of Directors, pursuant to authority under Section 4 of the bylaws of the Company, the Board of Directors accepted the resignation of Terry Washburn, an independent member of the Board of Directors. There was no dispute or disagreement with the Company or its Board of Directors. The Board of Directors, pursuant to authority, appointed Joel Holt to be a member of the Board of Directors to fill this vacancy. Mr. Holt was elected as a director and Mr. Holt has accepted this appointment. His biographical information is:

     Joel Holt holds a B.S. degree from the Medical College of Virginia in both Physical Therapy and Biology. He served in various and progressively more responsible sales and marketing positions for the Proctor and Gamble company for 35 years. In 1987, he was instrumental in the formation of Keystone Laboratories, a forensic drug-testing laboratory, where he served as President for 12 years.



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Business Acquired

          None.

     (b)  Pro Forma Financial Statements

          None

     (c)  Exhibits

          None

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this report has been signed below by the following person on behalf of the Company and in the capacity thereunto duly authorized, in Louisville, Kentucky, on the 27th day of December 2006.

                                     Small Cap Strategies, Inc.




                                     By: /s/ Bryce Knight
                                         ---------------------------------------
                                         Bryce Knight, Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibits
          None.